WADDELL & REED ADVISORS FUNDS

Supplement dated November 22, 2010

to the

Waddell & Reed Advisors Funds Statement of Additional Information

dated October 29, 2010

The following replaces the sixth paragraph on page 45 of the “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions — Non-Fundamental Investment Restrictions — Investment in debt securities” section of the Waddell & Reed Advisors Funds statement of additional information:

Under normal circumstances, at least 65% of Municipal High Income Fund’s total assets will be invested in medium-and lower-quality municipal bonds, which are bonds rated BBB through D by S&P or comparably rated by another NRSRO. The Fund may invest in higher-quality municipal bonds, and have less than 65% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk and/or when, in WRIMCO’s opinion, there is a lack of medium- and lower-quality issues in which to invest.

The following replaces numbered section four (4) on page 101 of the “Purchase, Redemption and Pricing of Shares — Redemption Fee/Exchange Fee” section of the Waddell & Reed Advisors Funds statement of additional information:

4.	shareholder accounts participating in certain asset allocation, wrap or other fee-based programs whose trading practices are deemed by a Fund not to be detrimental to the Fund or long-term shareholders (e.g., programs that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment adviser for the program)